Exhibit 10.10

Redacted Version

ELEVENTH AMENDING AGREEMENT

TO THE OBSIDIAN ENERGY LTD.

AMENDED AND RESTATED CREDIT AGREEMENT

THIS ELEVENTH AMENDING AGREEMENT is made effective as of June 22, 2020 (the “Eleventh Amendment Date”),

BETWEEN:

OBSIDIAN ENERGY LTD.

as Borrower

- and -

ROYAL BANK OF CANADA,

THE BANK OF NOVA SCOTIA,

BANK OF MONTREAL,

CANADIAN IMPERIAL BANK OF COMMERCE,

EXPORT DEVELOPMENT CANADA,

ATB FINANCIAL,

FÉDÉRATION DES CAISSES DESJARDINS DU QUÉBEC,

NATIONAL BANK OF CANADA, and

BUSINESS DEVELOPMENT BANK OF CANADA

as Lenders

- and -

ROYAL BANK OF CANADA

as Administrative Agent on behalf of the Lenders

PREAMBLE:

A.

Pursuant to the Amended and Restated Credit Agreement dated May 18, 2017 as amended by a first amending agreement dated May 10, 2018, a second amending agreement dated December 14, 2018, a third amending agreement dated March 21, 2019, a fourth amending agreement dated May 31, 2019, a fifth amending agreement made effective as of June 28, 2019, a sixth amending agreement made effective as of August 12, 2019, a seventh amending agreement made effective as of February 28, 2020 (the “Seventh Amending Agreement”), an eighth amending agreement made effective as of March 4, 2020, a ninth amending agreement made effective as of March 13, 2020 and a tenth amending agreement made effective as of March 27, 2020 (the “Tenth Amending Agreement”) (as so amended, the “Credit Agreement”), among Obsidian Energy Ltd. (by its former name, Penn West Petroleum Ltd.), as borrower (the “Borrower”), Royal Bank of Canada (“RBC”) and each of the other financial institutions party thereto, as lenders, and RBC, as administrative agent (the “Agent”), the Lenders agreed to provide to the Borrower the Credit Facilities.

B.	The Parties wish to amend the Credit Agreement, the Seventh Amending Agreement and the Tenth Amending Agreement on the terms and conditions herein provided.

AGREEMENT:

NOW THEREFORE in consideration of the premises, the covenants and the agreements herein contained, the Parties agree as follows:

1.

Definitions. Capitalized terms used in this Eleventh Amending Agreement will, unless otherwise defined herein, have the meanings attributed to such terms in the Credit Agreement, as amended hereby (the “Amended Credit Agreement”). In addition, for purposes of this Eleventh Amending Agreement, the following capitalized terms have the following meanings:

“Note Purchase Agreements” means the “Note Agreements” under and as defined in the Intercreditor Agreement.

“Permitted NPAs Amendments” means amendments to:

(a)	section 8.9 of each of the Note Purchase Agreements to provide for the following: [REDACTED] and

(b)	section 7.1(n) of each of the Note Purchase Agreements to delete “June 2020” where it appears in such section and to substitute “September 2020” therefor.

2.

Amendments to Seventh Amending Agreement and Tenth Amending Agreement. Effective as of the Eleventh Amendment Date, the Seventh Amending Agreement and the Tenth Amending Agreement are hereby amended as follows:

(a)	Section 4 of the Tenth Amending Agreement is hereby deleted in its entirety and “[Intentionally Deleted]” is hereby substituted therefor;

(b)

Section 13 of the Seventh Amending Agreement is amended by: (i) deleting subparagraph (b) thereof in its entirety; and (b) deleting “; and” where it appears in subparagraph (a) thereof and substituting “.” therefor; and

(c)	Section 5 of the Seventh Amending Agreement is hereby deleted in its entirety and “[Intentionally Deleted]” is hereby substituted therefor.

Extension. The parties hereto hereby confirm and agree that, as of the Eleventh Amendment Date, the Revolving Period is extended to, and therefore the Term Conversion Date shall be, May 31, 2021; provided that, if any one of the Lenders, in its sole and absolute discretion, provides notice to the Agent and the Borrower in writing on or before September 4, 2020 that the Revolving Period shall end, and therefore the Term Conversion Date shall be, September 15, 2020, then the Revolving Period shall be deemed to end on, and the Term Conversion Date shall be, September 15, 2020 for all purposes hereof and of the other Documents and without the requirement for any step or action whatsoever. Notwithstanding the foregoing extension set forth in this Section 2 of this Agreement or the definition of “Term Period” set forth in the Credit Agreement, the last day of the Term Period shall be November 30, 2021; provided that, if the Revolving Period shall, at any time, end on or before September 15, 2020 pursuant to the foregoing, then the last day of the Term Period shall be April 1, 2021.

3.

Additional Borrowing Base Determination. The parties hereto hereby confirm, acknowledge and agree that, in addition to the determinations of the Borrowing Base set forth in Section 3.10(b) of the Credit Agreement, the Lenders may make an additional determination of the Borrowing Base on September 15, 2020, if the Revolving Period ends thereon (the “Additional Borrowing Base Determination”). The Additional Borrowing Base Determination shall proceed on September 15, 2020 unless all of the Lenders agree otherwise. The provisions of Section 3.10 of the Credit Agreement shall apply to each Additional Borrowing Base Determination in all respects. For certainty, the Additional Borrowing Base Determinations shall not constitute a Borrowing Base Determination pursuant to Section 3.10(b)(i) of the Credit Agreement.

4.	Amendments to Credit Agreement. Effective as of the Eleventh Amendment Date, the Credit Agreement is hereby amended as follows:

Extension of Requirement to Offer Monthly Meetings re: Sale and Recapitalization Process

(a)	Section 13.1(e)(x) of the Credit Agreement is hereby amended to delete “June 2020” where it appears therein and to substitute “September 2020” therefor;

LIBOR Replacement Amendments

(b)	the following new definition is inserted into Schedule A to the Credit Agreement in the applicable alphabetical order:

“LIBOR Discontinuation Date” has the meaning set out in Section 8.4(a)(i).

(c)

the definition of “LIBOR” contained in Schedule A to the Credit Agreement is hereby amended by deleting each reference therein to “Interest Period” and substituting, in each case, “LIBOR Period” therefor;

(d)	Section 8.4 of the Credit Agreement is hereby deleted in its entirety and the following new Section 8.4 is substituted therefor:

8.4	LIBOR Replacement

(a)	If at any time the Agent determines (which determination shall be conclusive, absent manifest error) that:

(i)

the circumstances described in Section 8.3 have arisen and such circumstances are unlikely to be temporary, or that the circumstances described in Section 8.3 have not arisen, but either (A) the applicable supervisor or administrator of LIBOR, or (B) a governmental authority having jurisdiction over the Agent, has made a public statement identifying a specific date after which LIBOR shall no longer be used for determining interest rates for loans (either such date, a “Libor Discontinuation Date”); or

(ii)

a rate other than LIBOR has become a widely recognized benchmark rate for newly originated loans denominated in U.S. Dollars in the Canadian market, then the Agent and the Borrower shall negotiate in good faith to select a replacement index rate of interest for LIBOR and make such spread adjustments thereto and other related amendments to this Agreement such that, to the extent practicable, the all-in interest rate paid by the Borrower under this Agreement based on the replacement index rate of interest will be substantially equivalent to the all-in interest rate applicable to LIBOR Based Loans made hereunder immediately prior to the LIBOR’s replacement.

(b)

Upon an agreement being reached between the Agent and the Borrower pursuant to clause (a) above, the Agent and the Borrower shall enter into an amendment to this Agreement that gives effect to the replacement index rate of interest, spread adjustments and such other related amendments as may be appropriate in the discretion of the Agent for the implementation and administration of U.S. Dollar loans bearing interest calculated with reference to the replacement index rate of interest. Notwithstanding anything to the contrary in this Agreement (including Section 17.17) or any other Document, such amendment shall become effective at 5:00 p.m. (Calgary time) on the fifth Banking Day after a copy of the amendment is provided to the Lenders and without any further action or consent of any other party to this Agreement, unless the Agent receives, on or before such date and time, a written notice from the Majority Lenders stating that such Lenders object to such amendment.

(c)

Selection of the replacement index rate of interest, spread adjustments, and all other related amendments to this Agreement contemplated by this Section shall give due consideration to the prevailing market practice for: (i) determining a rate of interest applicable to newly originated U.S. Dollar loans made in Canada at such time, and (ii) transitioning existing loans from LIBOR-based interest rates to loans bearing interest calculated with reference to the new reference index rate of interest.

(d)

Until an amendment reflecting the transition to a new reference index rate of interest becomes effective as contemplated by this Section, each Notice of Borrowing, Notice of Conversion or Notice of Rollover with respect to a LIBOR Based Loan shall continue to bear interest calculated with reference to LIBOR; provided that if the Agent determines (which determination shall be conclusive, absent manifest error) that a Libor Discontinuation Date has occurred, then following the Libor Discontinuation Date, until such time as an amending agreement adopting a new reference index rate of interest becomes effective as contemplated by this Section:

(i)

any Notice of Borrowing requesting an Advance by way of, Notice of Conversion requesting a Conversion into, or Notice of Rollover requesting a Rollover of, LIBOR Based Loans under a Credit Facility shall be deemed to be a request for a U.S. Base Rate Loan in the same principal amount under the same Credit Facility; and

(ii)

in respect of a maturing LIBOR Based Loan under a Credit Facility, in the event the Borrower fails to give, if applicable, a Notice of Conversion with respect thereto specifying the Conversion of such LIBOR Based Loan on the last day of the applicable LIBOR Period into an Accommodation other than a LIBOR Based Loan (and provided a valid notice of repayment has not been delivered to the Agent in respect thereof), such maturing LIBOR Based Loan shall be converted on the last day of the applicable LIBOR Period into a U.S. Base Rate Loan under the same Credit Facility as if a valid Conversion Notice had been given to the Agent by the Borrower pursuant to the provisions hereof.

(e)

Notwithstanding any other provision of the Agreement, if at any time the replacement index rate of interest agreed upon to replace LIBOR shall be less than zero, it shall be deemed to be zero for the purposes of the Agreement.

(f)	For certainty, upon the occurrence of a Libor Discontinuation Date, the U.S. Base Rate shall be determined without regard to subparagraph (c) of the definition thereof.

CDOR Rate Discontinuance Amendments

(e)	the following new definition is inserted into Schedule A to the Credit Agreement in the applicable alphabetical order:

“CDOR Discontinuation Date” has the meaning set out in Section 9.7(a).

(f)	the definition of “CDOR Rate” contained in Schedule A to the Credit Agreement is hereby deleted in its entirety and the following new definition is substituted therefor:

“CDOR Rate” means, on any day:

(a)

the per annum rate of interest which is the rate determined as being the arithmetic average of the rates applicable to Canadian Dollar bankers’ acceptances having identical issue and comparable maturity dates as the Bankers’ Acceptances proposed to be issued by the Borrower displayed and identified as such on the display referred to as the “Refinitiv Screen Canadian Dollar Offered Rate (CDOR) Page” (or any display substituted therefor) of Reuters Monitor Money Rates Service (or any successor thereto or Affiliate thereof) as at approximately 10:00 a.m. (Toronto time) on such day, or if such day is not a Banking Day, then on the immediately preceding Banking Day (as adjusted by the Agent in good faith after 10:00 a.m. (Toronto time) to reflect any error in a posted rate of interest or in the posted average annual rate of interest); and

(b)

if the rate in subparagraph (a) above does not appear on such “Refinitiv Screen Canadian Dollar Offered Rate (CDOR) Page” or is not otherwise available for any reason, then the CDOR Rate, on any day, shall be the discount rate quoted by the Agent (determined as of 10:00 a.m. (Toronto time) on such day) which would be applicable in respect of an issue of bankers’ acceptances in a comparable amount and with comparable maturity dates to the Bankers’ Acceptances proposed to be issued by the Borrower on such day, or if such day is not a Banking Day, then on the immediately preceding Banking Day, provided that, if the CDOR Rate would otherwise be less than zero, the CDOR Rate shall instead be deemed for all purposes of this Agreement to be zero.

(g)	the Credit Agreement is hereby amended by adding the following new Section 9.7 thereto, immediately following the existing Section 9.6 of the Credit Agreement, as follows:

9.7	CDOR Rate Discontinuance

(a)	If at any time the Agent determines (which determination shall be conclusive, absent manifest error) that:

(i)

an interest rate or discount rate is not ascertainable in subparagraph (a) of the definition of “CDOR Rate” (for the purposes of this Section 9.7, “CDOR”) and the inability to ascertain such rate is unlikely to be temporary;

(ii)

the regulatory supervisor for the administrator of CDOR, the Bank of Canada, an insolvency official with jurisdiction over the administrator of CDOR, a resolution authority with jurisdiction over the administrator of CDOR, or a court or an entity with similar insolvency or resolution authority over the administrator of CDOR, has made a public statement, or published information, stating that the administrator of CDOR, has ceased or will cease to provide CDOR, permanently or indefinitely on a specific date; provided that, at that time, there is no successor administrator that will continue to provide CDOR; or

(iii)

the administrator of CDOR or a governmental authority having jurisdiction over the Agent or the administrator of CDOR has made a public statement identifying a specific date after which CDOR shall no longer be made available, or used for determining the interest rate of loans or the discount rates for bankers’ acceptances; provided that, at that time, there is no successor administrator that will continue to provide CDOR

(the date of determination or such specific date in the foregoing subparagraphs (i) through (iii), the “CDOR Discontinuation Date”); or

(iv)	a rate other than CDOR has become a widely recognized benchmark rate to determine the discount rate for Bankers’ Acceptances in the Canadian market,

then the Agent and the Borrower shall negotiate in good faith to select a replacement index rate for CDOR and make such spread adjustments thereto and other related amendments to this Agreement that shall give due consideration to the prevailing market practice for: (x) determining a rate of interest applicable to newly originated Canadian Dollar loans made in Canada at such time and for determining the discount rate for Canadian Dollar bankers’ acceptances issued and accepted in Canada at such time, and (y) transitioning existing loans and bankers’ acceptances from CDOR-based rates to loans bearing interest and bankers’ acceptances with discount rates calculated with reference to the new reference index rate; provided that, to the extent reasonably practicable, the all-in rate paid by the Borrower under this Agreement based on such replacement index rate will be substantially equivalent to the all-in rate applicable to Bankers’ Acceptances and BA Equivalent Loans made hereunder prior to the replacement of CDOR (excluding, for certainty, any differences resulting from changes to the Applicable Pricing Rate as a result of the fluctuation of the First Lien Debt to EBITDA Ratio).

(b)

Upon an agreement being reached between the Agent and the Borrower pursuant to the immediately preceding paragraph, the Agent and the Borrower shall enter into an amendment to this Agreement that gives effect to the replacement index rate, adjustments to the Applicable Pricing Rate and such other related amendments as may be appropriate in the discretion of the Agent, acting reasonably, for the implementation and administration of Canadian Dollar loans bearing interest or bankers’ acceptances with discount rates calculated with reference to the replacement index rate. Notwithstanding anything to the contrary in this Agreement (including Section 17.17) or any other Document, such amendment shall become effective at 5:00 p.m. (Calgary time) on the fifth Banking Day after a copy of the amendment is provided to the Lenders and without any further action or consent of any other party to this Agreement, unless the Agent receives, on or before such date and time, a written notice from a Lender stating that such Lender objects to such amendment; provided that, if such replacement index rate agreed upon to replace CDOR shall be less than zero, it shall be deemed to be zero for the purposes of this Agreement.

(c)

Until an amendment reflecting the transition to a new reference index rate becomes effective as contemplated by this Section, the discount rate applicable to each Drawdown, Conversion or Rollover of a Bankers’ Acceptance or a BA Equivalent Loan shall continue to be calculated with reference to CDOR; provided that if the Agent determines (which determination shall be conclusive, absent manifest error) that a CDOR Discontinuation Date has occurred, then following the CDOR Discontinuation Date, until such time as an amending agreement adopting such a new reference index rate becomes effective as contemplated by this Section:

(i)

any requested Drawdown by way of, Conversion into, or Rollover of, a Bankers’ Acceptance or a BA Equivalent Loan under a Credit Facility shall be deemed to be a request for a Canadian Prime Rate Loan in the same principal amount under the same Credit Facility; and

(ii)

in respect of a maturing Bankers’ Acceptance or a BA Equivalent Loan under a Credit Facility, in the event the Borrower fails to give, if applicable, a Notice of Conversion with respect thereto specifying the Conversion of such Bankers’ Acceptance or BA Equivalent Loan (on the maturity date thereof) into an Accommodation other than a Bankers’ Acceptance or a BA Equivalent Loan (and provided a valid notice of repayment has not been delivered to the Agent in respect thereof), such maturing Bankers’ Acceptance or BA Equivalent Loan shall be converted on the maturity date thereof into a Canadian Prime Rate Loan under the same Credit Facility as if a valid Notice of Conversion had been given to the Agent by the Borrower pursuant to the provisions hereof.

(d)	For certainty, upon the occurrence of a CDOR Discontinuation Date, the Canadian Prime Rate shall be determined without regard to subparagraph (b) of the definition thereof.

Canadian Prime Rate Related Amendments

(h)	the definition of “Floor Rate” contained in Schedule A to the Credit Agreement is hereby deleted in its entirety;

(i)	the definition of “Canadian Prime Rate” contained in Schedule A to the Credit Agreement is hereby deleted in its entirety and the following new definition is substituted therefor:

“Canadian Prime Rate” means, for any day, the greater of:

(a)

the rate of interest per annum established from time to time by the Agent, including on behalf of the Operating Lender, as the reference rate of interest for the determination of interest rates that the Agent will charge to customers in Canada for Canadian Dollar demand loan; and

(b)	the One Month CDOR Rate plus 1.00% per annum,

provided that (i) if both such rates are equal or if such one month bankers’ acceptance rate is unavailable for any reason on any date of determination, then the “Canadian Prime Rate” shall be the rate specified in subparagraph (a) above and (ii) if the rate determined as aforesaid shall ever be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

(j)	the following new definition is inserted into Schedule A to the Credit Agreement in the applicable alphabetical order:

“One Month CDOR Rate” means, for any day, the annual rate of interest which is the rate determined by the Agent as being the arithmetic average of the “BA 1 mth” rates per annum applicable to Canadian Dollar bankers’ acceptances displayed and identified as such on the display referred to as the “Refinitiv Screen Canadian Dollar Offered Rate (CDOR) Page” (or any display substituted therefor) of Reuters Monitor Money Rates Service (or any successor thereto or Affiliate thereof) as at approximately 10:00 a.m. (Toronto time) on such day, or if such day is not a Banking Day, then on the immediately preceding Banking Day (as adjusted by the Agent in good faith after 10:00 a.m. (Toronto time) to reflect any error in a posted rate or in the posted rate); provided, however, that if such a rate does not appear on such CDOR Page, then the One Month CDOR Rate, on any day, shall be the discount rate then applicable to bankers’ acceptances accepted by the Agent as quoted by the Agent (determined as of 10:00 a.m. (Toronto time) on such day) which would be applicable in respect of an issue of bankers’ acceptances with a 30 day term on such day, or if such day is not a Banking Day, then on the immediately preceding Banking Day; provided, further, that, if the rate determined as aforesaid shall ever be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

U.S. Base Rate Definition Amendment

(k)	the definition of “U.S. Base Rate” contained in Schedule A to the Credit Agreement is hereby deleted in its entirety and the following new definition is substituted therefor:

“U.S. Base Rate” means, for any day, the greatest of:

(a)

the rate of interest per annum established from time to time by the Agent as the reference rate of interest for the determination of interest rates that the Agent will charge to customers in Canada for U.S. Dollar demand loans in Canada;

(b)

the rate of interest per annum for such day or, if such day is not a Banking Day, on the immediately preceding Banking Day, equal to the sum of the Federal Funds Rate (expressed for such purpose as a yearly rate per annum, on the basis of a year of 365 days, in accordance with Section 7.2(d)), plus 1.00% per annum; and

(c)	LIBOR for a period of 1 month on such day (or in respect of any day that is not a Banking Day, such LIBOR in effect on the immediately preceding Banking Day) plus 1.00% per annum,

provided that (i) if all such rates are equal or if such Federal Funds Rate and such LIBOR are unavailable for any reason on the date of determination, then the “U.S. Base Rate” shall be the rate specified in (a) above and (ii) if the rate determined as aforesaid shall ever be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

Federal Funds Rate Definition Amendment

(l)	the definition of “Federal Funds Rate” contained in Schedule A to the Credit Agreement is hereby deleted in its entirety and the following new definition is substituted therefor:

“Federal Funds Rate” means, for any day, the rate of interest per annum equal to (a) the weighted average (rounded upwards, if necessary, to the next 1/100th of one percent per annum) of the annual rates of interest on overnight Federal funds transactions with members of the Federal Reserve System (or any successor thereof) arranged by Federal funds brokers on such day, as published on the next succeeding Banking Day by the Federal Reserve Bank of New York (or any successor thereto) or, (b) if such day is not a Banking Day, such weighted average for the immediately preceding Banking Day for which the same is published or, (c) if such rate is not so published for any day that is a Banking Day, the average (rounded upwards, if necessary, to the next 1/100th of one percent per annum) of the quotations for such day on such transactions received by the Agent (including on behalf of the Operating Lender) from three Federal funds brokers of recognized standing selected by the Agent; provided that, if the Federal Funds Rate would be less than zero on any day, then such rate shall be deemed to be zero on such day.

Brexit Related Amendments

(m)	the following new definitions are inserted into Schedule A to the Credit Agreement in the applicable alphabetical order:

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Resolution Authority” means, with respect to an EEA Financial Institution, an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain Affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Write-Down and Conversion Powers” means:

(a)

with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule; and

(b)

with respect to the United Kingdom, any powers of the applicable UK Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

(n)	the definition of “Bail-In Action” contained in Schedule A to the Credit Agreement is hereby deleted in its entirety and the following new definition is substituted therefor:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

(o)	the definition of “Bail-In Legislation” contained in Schedule A to the Credit Agreement is hereby deleted in its entirety and the following new definition is substituted therefor:

“Bail-In Legislation” means:

(a)

with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule; and

(b)

with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their respective Affiliates (other than through liquidation, administration or other insolvency proceedings).

(p)	Section 18.13 of the Credit Agreement is hereby deleted in its entirety and the following new Section 18.13 is substituted therefor:

18.13	Acknowledgement and Consent to Bail-In of Affected Financial Institutions

Notwithstanding anything to the contrary in any Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)

the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)	the effects of any Bail-In Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)

a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

Amendments for to Provide for Qualified ECP Guarantor Keepwell

(q)	the following new definitions are inserted into Schedule A to the Credit Agreement in the applicable alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.).

“Qualified ECP Guarantor” means, in respect of any Financial Instrument Obligation, as applicable, the Borrower or a Subsidiary (that provides a guarantee to the Agent, the Lenders, the Hedging Affiliates and the Cash Managers) that has total assets exceeding U.S.$10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Financial Instrument Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

(r)	Section 13.1 of the Credit Agreement is hereby amended by adding the following new paragraph (y) immediately following the existing paragraph (x) thereof, as follows:

(y)	Keepwell

The Borrower shall, and shall ensure that, to the extent any Subsidiary is a Qualified ECP Guarantor, the Borrower and each Subsidiary shall, absolutely, unconditionally and irrevocably undertake to provide such funds or other support as may be needed from time to time by the Borrower or any Subsidiary (that provides a guarantee to the Agent, the Lenders and the Swap Lenders) to honour all of its obligations under its guarantee in respect of Swap Indebtedness (provided, however, the Borrower and each Subsidiary shall only be liable under such undertaking for the maximum amount of such liability that can be incurred without rendering its obligations under this undertaking, or otherwise under the Documents to which it is a party, voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of the Borrower and each Subsidiary under this undertaking shall remain in full force and effect until discharged in accordance with the provisions of the relevant Document. The Borrower intends that this Section and the undertaking provided for shall constitute, and shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of the Borrower and its Subsidiaries (that provide a guarantee to the Agent, the Lenders and the Swap Lenders) for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Amendments for Acknowledgement Regarding Any Supported QFCs

(s)	the following new definitions are inserted into Schedule A to the Credit Agreement in the applicable alphabetical order:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“CFR” means the Code of Federal Regulations (United States).

“Covered Entity” means any of the following:

(a)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 CFR § 252.82(b);

(b)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 CFR § 47.3(b); or

(c)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 CFR § 382.2(b).

“Covered Party” has the meaning set out in Section 4.10(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning set out in 4.10(a).

“Supported QFC” has the meaning set out in 4.10(a).

“U.S. Special Resolution Regime” has the meaning set out in Section 4.10(a).

(t)	the Credit Agreement is hereby amended by adding the following new Section 4.10 thereto, immediately following the existing Section 4.9 of the Credit Agreement, as follows:

4.10	Acknowledgement Regarding Any Supported QFCs

(a)

To the extent that the Documents provide support, through a guarantee or otherwise, for any Swap Document or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the

United States Federal Deposit Insurance Act and Title II of the United States Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Documents and any Supported QFC may in fact be stated to be governed by the laws of the Province of Alberta and the laws of Canada applicable therein or the laws of any other jurisdiction).

(b)

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

Counterparts; Electronic Execution Amendment

(u)	Section 18.15 of the Credit Agreement is hereby deleted in its entirety and the following new Section 18.15 is substituted therefor:

18.13	Counterparts; Electronic Execution

This Agreement and each other Document may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by fax or other electronic transmission of an executed counterpart of a signature page to this

Agreement and each other Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Document. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement or any other Document shall be deemed to include electronic signatures, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, as in provided Parts 2 and 3 of the Personal Information Protection and Electronic Documents Act (Canada), the Electronic Commerce Act, 2000 (Ontario), the Electronic Transaction Acts (British Columbia), the Electronic Transactions Act (Alberta), or any other similar laws based on the Uniform Electronic Commerce Act of the Uniform Law Conference of Canada. The Agent may, in its discretion, require that any such documents and signatures executed electronically or delivered by fax or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature executed electronically or delivered by fax or other electronic transmission.

Clean-Up Amendment to the Definition of Borrowing Base Shortfall

(v)

the words “the Canadian Dollar Exchange Equivalent of the aggregate of the amount of principal outstanding from time to time under of the Existing Notes” in clause (ii) of the definition of “Borrowing Base Shortfall” in Schedule A of the Credit Agreement is hereby deleted and [REDACTED] is substituted therefor.

5.

Fees. The Borrower agrees to pay to the Agent, on account of the Lenders, the following extension fees in connection with the extension of the Revolving Period contemplated hereby and as previously contemplated by the Seventh Amending Agreement:

(a)

a fee being in an amount in Canadian Dollars equal to [REDACTED] bps of the Commitment Amount (as in effect as at the Seventh Amendment Date (as defined in the Seventh Amending Agreement)), payable on or prior to June 30, 2020; and

(b)	a fee being in an amount in Canadian Dollars equal to [REDACTED] bps of the Commitment Amount (as in effect as at the Seventh Amendment Date), payable:

(i)	on June 30, 2020 unless on or prior to June 30, 2020:

(A)

the Permitted NPAs Amendments are in effect with no other amendments, supplements, modifications or restatements to any of the Note Purchase Agreements other than to provide for the Permitted NPAs Amendments; and

(B)

the Agent and the Lenders shall have received an officer’s certificate of the Borrower attaching certified true and complete copies of such Permitted NPAs Amendments and certifying that the Permitted NPAs Amendments have been put into effect with no other amendments, supplements, modifications or restatements to any of the Note Purchase Agreements other than to provide for the Permitted NPAs Amendments; or

(ii)	on September 15, 2020 unless the Lenders have elected on or prior to September 4, 2020 to end the Revolving Period.

6.

Conditions Precedent. The amendments and extension provided for in Sections 2 and 3 of this Eleventh Amending Agreement are only effective upon and is subject to the satisfaction of the following conditions precedent:

(a)	the accuracy and completeness in all respects of the Borrower’s representations and warranties in Section 7 hereof; and

(b)

Lenders’ counsel, Blake, Cassels & Graydon LLP, and the Financial Advisor shall each have received payment of all then outstanding fees, disbursements and charged expenses of Blake, Cassels & Graydon LLP and the Financial Advisor.

The foregoing conditions precedent are for the sole benefit of the Agent and the Lenders and may be waived, in whole or in part and with or without further conditions, in the sole discretion of the Agent and the Lenders.

7.

Representations and Warranties. To confirm each Lender’s understanding concerning the Borrower and its business, properties and obligations, and to induce the Agent and each Lender to enter into this Eleventh Amending Agreement, the Borrower hereby reaffirms to the Agent and each Lender that, as of the Eleventh Amendment Date, its representations and warranties contained in Section 12.1 of the Credit Agreement, as amended by this Eleventh Amending Agreement, and except to the extent such representations and warranties relate solely to an earlier date, are true and correct in all material respects and additionally represents and warrants as follows on the Eleventh Amendment Date:

(a)

it has full corporate power and capacity to enter into this Eleventh Amending Agreement and to perform its obligations hereunder and under the Credit Agreement, as amended by this Eleventh Amending Agreement;

(b)	this Eleventh Amending Agreement, and the performance by it of its obligations under the Credit Agreement, as amended by this Eleventh Amending Agreement:

(i)	have been duly authorized, executed and delivered by it; and

(ii)

do not conflict with or contravene or constitute a default or create a Lien, other than a conflict, contravention, default or Lien which would not reasonably be expected to have a Material Adverse Effect or a Lien which is a Permitted Encumbrance, under:

(A)	its constating documents, by-laws, any resolution of its Directors or any shareholders’ or partnership agreement in respect of the Borrower;

(B)	any agreement or document to which it is a party or by which any of its property is bound; or

(C)	any applicable Law;

(c)

the Credit Agreement, as amended by this Eleventh Amending Agreement, the Seventh Amending Agreement, as amended by this Eleventh Amending Agreement and the Tenth Amending Agreement, as amended by this Eleventh Amending Agreement, each constitutes a valid and binding obligation of the Borrower, and is enforceable against the Borrower in accordance with the terms thereof, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar statutes affecting the enforcement of creditors’ rights generally and by general principles of equity; and

(d)	no Default or Event of Default has occurred and is continuing.

8.

Continuing Effect. Each of the parties hereto acknowledges and agrees that the Amended Credit Agreement (including the Seventh Amending Agreement and the Tenth Amending Agreement) and all other documents entered into in connection therewith, will be and continue in full force and effect and are hereby confirmed and the rights and obligations of all parties thereunder will not be affected or prejudiced in any manner except as specifically provided herein. The Borrower hereby further acknowledges and agrees that all Security granted by it to the Agent for its own benefit and on behalf of the Lender Secured Parties and others in connection with the Credit Agreement (including the Seventh Amending Agreement and the Tenth Amending Agreement) and any other documents executed and delivered pursuant thereto or in connection therewith, including confirmations and acknowledgements thereof, continue in full force and effect, without in any way impairing or derogating from any of the mortgages, pledges, charges, assignments, security interests and covenants therein contained or thereby constituted, as continuing security for all indebtedness, liabilities and other obligations of the Borrower under the Amended Credit Agreement and each other Document to which it is a party.

9.

Expenses. The Borrower will pay or reimburse the Agent and the Lenders, as applicable, for the reasonable out of pocket expenses, including reasonable legal fees and disbursements (on a solicitor and his own client full indemnity basis) and enforcement costs, incurred by the Agent and the Lenders, as applicable, in connection with the negotiation, preparation, execution and maintenance of the Amended Credit Agreement and of this Eleventh Amending Agreement.

10.

Counterparts. This Eleventh Amending Agreement may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by fax or other electronic transmission of an executed counterpart of a signature page to this Eleventh Amending Agreement shall be effective as delivery of an original executed counterpart of this Eleventh Amending Agreement. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Eleventh Amending Agreement shall be deemed to include electronic signatures, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, as in provided Parts 2 and 3 of the Personal Information Protection and Electronic Documents Act (Canada), the Electronic Commerce Act, 2000 (Ontario), the Electronic Transaction Acts (British Columbia), the Electronic Transactions Act (Alberta), or any other similar laws based on the Uniform Electronic Commerce Act of the Uniform Law Conference of Canada. The Agent may, in its discretion, require that any such documents and signatures executed electronically or delivered by fax or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature executed electronically or delivered by fax or other electronic transmission.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

THIS ELEVENTH AMENDING AGREEMENT has been executed effective the date first written above.

OBSIDIAN ENERGY LTD., as Borrower

By:	(signed) “Peter D. Scott”
Peter D. Scott
Senior Vice President and Chief
Financial Officer

[Eleventh Amending Agreement – Obsidian]

ROYAL BANK OF CANADA,
as Agent on behalf of the Lenders

By:	(signed) [Name Redacted]
Name:	[Name Redacted]
Title:	Manager, Agency

By:
Name:
Title:

[Eleventh Amending Agreement – Obsidian]

ROYAL BANK OF CANADA, as Lender

By:	(signed) [Name Redacted]
Name:	[Name Redacted]
Title:	Authorized Signatory

By:
Name:
Title:

[Eleventh Amending Agreement – Obsidian]

THE BANK OF NOVA SCOTIA, as Lender

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Director

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Senior Manager

[Eleventh Amending Agreement – Obsidian]

BANK OF MONTREAL, as Lender

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Managing Director

By:
Name:
Title:

[Eleventh Amending Agreement – Obsidian]

CANADIAN IMPERIAL BANK OF COMMERCE, as Lender

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Director

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Senior Account Manager

[Eleventh Amending Agreement – Obsidian]

EXPORT DEVELOPMENT CANADA, as Lender

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Senior Special Risk Manager

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Special Risks Manager

[Eleventh Amending Agreement – Obsidian]

ATB FINANCIAL, as Lender

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Senior Director

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Associate Director

[Eleventh Amending Agreement – Obsidian]

FÉDÉRATION DES CAISSES DESJARDINS DU QUÉBEC, as Lender

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Manager

By:
Name:
Title:

[Eleventh Amending Agreement – Obsidian]

NATIONAL BANK OF CANADA, as Lender

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Senior Manager

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Senior Manager

[Eleventh Amending Agreement – Obsidian]

BUSINESS DEVELOPMENT BANK OF
CANADA, as Lender

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Assistant Vice-President
Business Restructuring

By:	(signed) [Name Redacted]
Name: [Name Redacted]
Title: Director

[Eleventh Amending Agreement – Obsidian]

ACKNOWLEDGEMENT:

Obsidian Energy Ltd. (by its former name, Penn West Petroleum Ltd.), 1647456 Alberta Ltd., Penn West Northern Harrier Partnership, Obsidian Energy Partnership (by its former name, Penn West Petroleum), Penn West PROP Holdco Ltd., Penn West PROP Limited Partnership and Penn West Sandhill Crane Ltd. (each a “Guarantor”, and collectively, the “Guarantors”) each hereby acknowledge and consent to the Eleventh Amending Agreement and acknowledge, agree and confirm that the guarantee dated May 18, 2017 (the “Guarantee”), provided by the Guarantors for the benefit of the Lender Secured Parties, and all representations, warranties, covenants and other obligations set forth therein are binding on the Guarantors and continue in full force and effect as a guarantee of all of the Lender Secured Obligations. Each Guarantor hereby restates the terms set forth in the Guarantee to the extent necessary under applicable Law to give effect to the foregoing. The Guarantors hereby further acknowledge and agree that all Security granted by each of the Guarantors to the Agent on behalf of the Lender Secured Parties and others in connection with the Guarantee, the Credit Agreement and any other documents executed and delivered pursuant thereto or in connection therewith, continue in full force and effect, without in any way impairing or derogating from any of the mortgages, pledges, charges, assignments, security for all indebtedness, liabilities and other obligations of the undersigned.

Acknowledged as of the Eleventh Amendment Date.

OBSIDIAN ENERGY LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Senior Vice President and Chief
Financial Officer

PENN WEST NORTHERN HARRIER
PARTNERSHIP, by its managing partner,
PENN WEST SANDHILL CRANE LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Chief Financial Officer

[Eleventh Amending Agreement – Obsidian (Guarantor Acknowledgment)]

OBSIDIAN ENERGY PARTNERSHIP, by its managing partner, OBSIDIAN ENERGY LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Senior Vice President and Chief
Financial Officer

[Eleventh Amending Agreement – Obsidian (Guarantor Acknowledgment)]

PENN WEST PROP HOLDCO LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Chief Financial Officer

[Eleventh Amending Agreement – Obsidian (Guarantor Acknowledgment)]

PENN WEST PROP LIMITED
PARTNERSHIP, by its general partner,
PENN WEST PROP HOLDCO LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Chief Financial Officer

[Eleventh Amending Agreement – Obsidian (Guarantor Acknowledgment)]

PENN WEST SANDHILL CRANE LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Chief Financial Officer

[Eleventh Amending Agreement – Obsidian (Guarantor Acknowledgment)]

1647456 ALBERTA LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Chief Financial Officer

[Eleventh Amending Agreement – Obsidian (Guarantor Acknowledgment)]